UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 29, 2007
BabyUniverse, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-32577	65-0797093

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 South US Highway One, Suite 500, Jupiter, Florida		33477

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(561) 277-6400
N/A

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 29, 2007, BabyUniverse, Inc. (the “Company”) filed with the Department of State of the State of Florida an amendment (the “Amendment”) to its Amended and Restated Articles of Incorporation which sets forth the number, designation, and relative rights, preferences and limitations of a series of the Company’s preferred stock designated as “Series A Convertible Preferred Stock”. The Amendment became effective upon such filing. A copy of the Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
* * * * *
     This Current Report on Form 8-K (including Exhibit 3.1) does not constitute an offer of any securities for sale. The proposed merger (the “Proposed Merger”) between the Company and eToys will be submitted to the Company’s shareholders for their consideration. In connection with the Proposed Merger, the Company will file a registration statement, a proxy statement/prospectus and other materials with the SEC. THE COMPANY URGES YOU TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ETOYS AND THE PROPOSED MERGER. Investors will be able to obtain free copies of the proxy statement/prospectus (when available) as well as other filed documents containing information about the Company and the proposed Merger at http://www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at http://www.babyuniverse.com.
     The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the Proposed Merger. Information regarding the officers and directors of the Company is included in its Annual Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on April 2, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement/prospectus and other materials to be filed with the SEC in connection with the Proposed Merger.
     This Current Report on Form 8-K (including Exhibit 3.1 attached hereto) may contain forward-looking statements that involve risks and uncertainties relating to future events or the Company’s future financial performance. These statements involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, factors detailed in the Company’s SEC filings. You are advised to consult further disclosures the Company may make on related subjects in its future filings with the SEC.

     In some cases, you can identify forward-looking statements by terminology such as “may,” “could,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. These statements are only predictions. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, nor can we guarantee future results, levels of activity, performance or achievements.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following Exhibit is furnished as a part of this Current Report on Form 8-K:

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation filed on May 29, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BabyUniverse, Inc.
Dated: June 4, 2007	By:	/s/ Jonathan Teaford
Jonathan Teaford
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Amendment to Amended and Restated Articles of Incorporation filed on May 29, 2007.

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